Beverly Enterprises, Inc.
                           Projected 2004 EBITDA Range
                                 Reconciliation
                                  (In millions)


Projected EBITDA                                        $ 160.0         $ 170.0

Depreciation and amortization                              62.4            62.4
Interest expense                                           46.4            46.4
Interest income                                            (2.5)           (2.5)
                                                   -------------  --------------
Pre-tax income                                           $ 53.7          $ 63.7
                                                   =============  ==============